                                                                   EXHIBIT 23.02

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this S-3 registration statement of our report dated February 15, 1994 appearing in the Annual Report on Form 10-K for the year ended December 31, 1993 of United Cities Gas Company, and to all references to our Firm included in this registration statement.



                                            ARTHUR ANDERSEN & CO.


Nashville, Tennessee

August 2, 1994